FORM 8-K - CURRENT REPORT


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report: October 20, 1998


                 SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


              Maryland                0-14569                04-2848939
  (State or other jurisdiction of   (Commission           (I.R.S. Employer
   incorporation or organization)   File Number)           Identification
                                                              Number)


                                55 Beattie Place
                                 P.O. Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive office)


       Registrant's telephone number, including area code (864) 239-1000


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

As of October 20, 1998, Reznick Fedder & Silverman, the independent accountant previously engaged as the principal accountant to audit the financial statements of Springhill Lake Investors Limited Partnership (the "Registrant" or the "Partnership") was dismissed. As of the same date, the firm of KPMG Peat Marwick LLP was engaged to provide that service for the Registrant.

The audit reports of Reznick Fedder & Silverman on the financial statements of the Partnership as of and for the years ended December 31, 1997 and 1996, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change accountants was approved by the board of directors of the general partner of the Partnership on September 23, 1998.

During the Partnership's two most recent fiscal years and any subsequent interim period preceding the change, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Registrant has provided a copy of this disclosure to the former accountant, and the Registrant requested that the former accountant furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant, and, if not, stating the respects in which it does not agree. A copy of the former accountant's response indicating agreement is included as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired. - Not Applicable

(b)  Pro forma financial information. - Not Applicable

(c)  Exhibits:

     The following is filed as part of this report

     Exhibit No.     Exhibit

     16 Letter dated October 22, 1998 from the Registrant's former independent accountant regarding its concurrence with the statements made by the Registrant in this Current Report.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP


                         By:       Three Winthrop Properties, Inc.
                                   Its General Partner


                         By:       IPT I LLC
                                   Its Associate General Partner


                         By:       /s/ Patrick Foye
                                   Patrick Foye
                                   Executive Vice President


                         Date:    November 19, 1998